UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-06400
The Advisors’ Inner Circle Fund
(Exact name of Registrant as specified in charter)

101 Federal Street
Boston, MA 02110
(Address of principal executive offices) (Zip code)
SEI Corporation
One Freedom Valley Drive
Oaks, PA 19456
(Name and address of agent for service)
Registrant’s telephone number, including area code: (877) 446-3863
Date of fiscal year end: October 31, 2011
Date of reporting period: April 30, 2011

Item 1. Reports to Stockholders.
The Advisors’ Inner Circle Fund
ICM Small Company Portfolio

Semi-Annual Report	April 30, 2011
Investment Adviser:
Investment Counselors of Maryland, LLC

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2011
TABLE OF CONTENTS

Shareholders’ Letter	1

Schedule of Investments	5

Statement of Assets and Liabilities	11

Statement of Operations	12

Statement of Changes in Net Assets	13

Financial Highlights	14

Notes to Financial Statements	15

Disclosure of Portfolio Expenses	23

Approval of Investment Advisory Agreement	25
The Portfolio files its complete schedule of investments of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-234-5426; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2011
Dear Shareholder:
During the first six months of the ICM Small Company Portfolio’s current fiscal year the market can best be described as resilient. In the face of numerous headwinds—civil unrest in North Africa and the Middle East, rising energy and food costs, European sovereign debt concerns, a devastating tsunami in the world’s third largest economy and a political standoff in the U.S. over the federal budget and debt ceiling—the market managed a surprising 16.36% advance (as measured by the S&P 500 Index). Small cap stocks (the Russell 2000® Index) once again outperformed large cap stocks and small cap growth (the Russell 2000® Growth Index) outperformed value (the Russell 2000® Value Index), largely due to the underperformance of financial stocks which dominate the small cap value index. The ICM Small Company Portfolio (the “Portfolio” or the “Fund”) advanced 21.14% besting its primary benchmark the Russell 2000® Value Index.

	Total Returns
	1st Fiscal Qtr	2nd Fiscal Qtr	1st Half of Fiscal Year
	Nov. 1, 2010-	Feb. 1, 2011-	Nov. 1, 2010-
	Jan. 31, 2011	Apr. 30, 2011	Apr. 30, 2011
ICM Small Co. Portfolio	11.81%	8.35%	21.14%
Russell 2000® Value Index	11.12%	8.27%	20.31%
Russell 2000® Index	11.40%	11.08%	23.73%
Russell 2000® Growth Index	11.66%	13.81%	27.07%
S&P 500 Index	9.23%	6.53%	16.36%
The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-234-5426 or visit our website at www.icomd.com. Performance through 3/31/11 is 18.93% (one year), 4.35% (five year) 10% (10 year). Total expense ratio is 0.92%.
As has been the case for much of the last two years, the Portfolio benefitted from its relatively higher exposure to economically sensitive sectors of the market, such as Consumer Discretionary, Producer Durables, and Health Care, each of which advanced over 18% for the fiscal semi-annual period. The largest positive contribution to performance this period, however, came from the Fund’s underweight of the Financial Services sector, particularly the Banking and REIT stocks, which together represent over 26% of the benchmark, but just 14% of the Portfolio. With the improvement in the U.S. employment picture, and the recent uptick in inflation, the market has rightly begun to price in an increase in interest rates, which is normally an unfavorable environment for these sectors. Overall, the Fund’s Financial Services holdings advanced 15.6% versus 14.2% for the benchmark.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
As mentioned above, the Fund benefited from strong stock picking in the Consumer Discretionary sector with names like media research and radio ratings agency Arbitron and auto suppliers Gentex and Stoneridge, which were each up over 39% for the period.
Given the recent spike in oil prices, it is not surprising that the Energy sector led the market this fiscal semi-annual period, rising 52.8%. The Fund was slightly underweight Energy but largely kept pace with the benchmark, especially our holdings in the exploration and production area, which advanced 52.7% versus 42.5% for the Russell 2000® Value Index. Shares of companies that provide offshore drilling equipment and services were particularly strong as the market began to anticipate the return of drilling in the Gulf of Mexico. The Fund participated somewhat in this rally with its long time holding in Oceaneering International, but couldn’t keep up with the torrid advance in this sector. As a result of a slight underweight and our stocks underperforming the high flyers in the sector, Energy was the largest detractor to performance for the fiscal semi-period. We think these stocks are expensive now and vulnerable to a pull back in oil prices or any delay in permitting in the Gulf.
The Materials and Processing sector of the market also performed well in the fiscal semi-annual period, rising 28.8%. This performance, however, was dominated by providers of precious metals, industrial metals and other basic commodities. As we have discussed in the past, the Fund has far less exposure to these types of companies whose earnings and cash flows are entirely dependent on the level and direction of volatile commodity prices. As a result, the Portfolio’s holdings in this sector lagged the benchmark, rising just 22.0%, and were the second biggest detractor to performance for the period. There are many explanations for the strength in commodities over the last several years; the flight to hard assets after the financial crisis, the rapid growth in emerging economies like China and India and the decline in value of the U.S. dollar. All of these forces have likely contributed to one degree or another, but over time, history suggests that they will reverse and commodity prices will revert to their longer term mean level. Monetary policy tightening in China and other emerging economies, and eventually in the U.S., are potential catalysts.
As we noted, the combination of rising corporate profits, aggressive U.S. monetary policy and a below average historical valuation have created a favorable backdrop for the U.S. equity market. This is probably why the market, after a brief decline, was able to shrug off the recent string of negative events over the last six months. Many of our companies have just reported strong financial results for the latest quarter, and we expect continued growth in profits. But with the uncertain environment around commodity prices and employment figures, we believe that profit margins, which are near historic highs, may begin to peak later in the year.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
With each uptick in inflation and positive employment report, it also looks increasingly likely the Federal Reserve will need to begin to tighten monetary policy. The first step will be the end of the Fed’s $600 billion bond buying program, or “quantitative easing,” at the end of June. While the bond market reacts to this with higher interest rates, for stocks, the good news is that companies have used the recent period of low interest rates to refinance and extend the maturities of their debt, creating very strong balance sheets going forward.
Please feel free to call us if you have any questions or comments about the Portfolio.
Respectfully,

William V. Heaphy, CFA	Simeon F. Wooten, III, CFA
Principal	Principal
Investment Counselors of Maryland, LLC
This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock. Neither this material nor any accompanying oral presentation or remarks by a representative is intended to constitute a recommendation of the Fund or a determination of suitability.
Portfolio holdings are subject to change and should not be considered investment advice or a recommendation to buy securities.
There are risks involved with investing in mutual funds, including loss of principal. In addition to the normal risks involved with investing in mutual funds, including loss of principal, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
Definition of the Comparative Indices
Russell 2000® Value Index is a subset of the Russell 2000® Index that contains those securities with lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.
Russell 2000® Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.
Russell 2000® Growth Index is a subset of the Russell 2000® Index that contains those securities with higher price-to-book ratios and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.
S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.
Notice: “Russell Investment Group is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a presentation of the ICM Small Company Portfolio. Russell Investment Group is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.”

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2011 (Unaudited)
SECTOR WEIGHTINGS†:

†	Percentages are based on total investments.
SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.8%

	Shares	Value
CONSUMER DISCRETIONARY — 13.0%
Arbitron	387,400	$14,984,632
Black Diamond*	530,200	3,626,568
Bob Evans Farms	442,800	13,886,208
Brown Shoe	836,500	10,581,725
Carter’s*	405,500	12,538,060
Cooper Tire & Rubber	637,800	17,207,844
Group 1 Automotive	389,200	16,751,168
Insight Enterprises*	1,267,900	21,757,164
JOS A Bank Clothiers*	255,450	13,390,689
Knology*	1,062,200	16,198,550
Matthews International, Cl A	312,400	12,539,736
MDC Holdings	121,100	3,534,909
Men’s Wearhouse	588,800	16,421,632
Outdoor Channel Holdings	216,600	1,548,690
Papa John’s International*	457,000	13,737,420
Rush Enterprises, Cl B*	118,100	2,184,850
Rush Enterprises, Cl A*	190,200	4,007,514
Ryland Group	134,500	2,328,195
Standard Parking*	587,600	10,277,124
Stoneridge*	514,600	7,873,380

		215,376,058

CONSUMER STAPLES — 0.7%
Ralcorp Holdings*	154,300	12,004,540

ENERGY — 5.3%
Carrizo Oil & Gas*	545,800	21,744,672
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2011 (Unaudited)
COMMON STOCK — continued

	Shares	Value
ENERGY — continued
Comstock Resources*	255,300	$8,184,918
Georesources*	393,200	11,410,664
Natural Gas Services Group*	310,400	5,596,512
Oceaneering International*	206,300	18,034,746
Unit*	189,200	11,923,384
Whiting Petroleum*	169,200	11,759,400

		88,654,296

FINANCIAL SERVICES — 21.3%
Ameris Bancorp	797,028	7,922,458
Bank of Kentucky Financial	115,200	2,687,616
Berkshire Hills Bancorp	364,800	8,135,040
Boston Private Financial Holdings	650,800	4,549,092
Brandywine Realty Trust†	525,330	6,671,691
Camden Property Trust†	153,700	9,644,675
CapLease†	1,423,400	7,971,040
Cogdell Spencer†	1,081,600	6,543,680
Cohen & Steers	286,500	9,013,290
Columbia Banking System	530,300	10,001,458
CVB Financial	1,074,285	10,463,536
Delphi Financial Group, Cl A	279,600	8,933,220
Duke Realty†	322,300	4,915,075
Excel Trust†	619,100	7,367,290
Financial Institutions	153,700	2,612,900
First Financial Bancorp	159,900	2,635,152
First Financial Holdings	272,800	2,995,344
First Interstate Bancsystem, Cl A	5,000	68,400
First Midwest Bancorp	389,600	5,103,760
First of Long Island	134,500	3,638,225
Flushing Financial	430,100	6,331,072
Fortegra Financial*	397,200	4,349,340
Hancock Holding	126,400	4,128,224
Hanover Insurance Group	160,700	6,784,754
Heritage Financial	418,100	6,162,794
Hersha Hospitality Trust, Cl A†	690,400	4,100,976
HFF, Cl A*	423,900	6,345,783
Hudson Valley Holding	411,110	9,295,197
Iberiabank	65,000	3,900,650
Jack Henry & Associates	443,500	15,065,695
Kite Realty Group Trust†	1,396,200	7,260,240
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2011 (Unaudited)
COMMON STOCK — continued

	Shares	Value
FINANCIAL SERVICES — continued
LaSalle Hotel Properties†	285,400	$8,031,156
Lexington Realty Trust†	1,163,641	11,613,137
Liberty Property Trust†	162,300	5,708,091
Mack-Cali Realty†	166,800	5,891,376
Meadowbrook Insurance Group	474,710	4,861,031
Navigators Group*	219,700	11,387,051
Park Sterling*	397,200	1,896,630
Parkway Properties†	211,400	3,790,402
Pebblebrook Hotel Trust†	489,000	10,489,050
ProAssurance*	129,700	8,612,080
Prosperity Bancshares	299,400	13,727,490
Selective Insurance Group	314,500	5,547,780
Tower Bancorp	355,500	7,717,905
Trico Bancshares	428,500	6,988,835
Union First Market Bankshares	689,000	8,770,970
United Financial Bancorp	164,300	2,684,662
Univest Corp of Pennsylvania	201,300	3,385,866
Waddell & Reed Financial, Cl A	297,400	12,196,374
Washington Trust Bancorp	309,600	7,253,928
Weingarten Realty Investors†	330,500	8,728,505
Wright Express*	138,200	7,784,806

		352,664,792

HEALTH CARE — 5.9%
Bio-Rad Laboratories, Cl A*	200,300	25,061,536
Conmed*	443,900	12,464,712
Hanger Orthopedic Group*	630,700	17,136,119
Medical Action Industries*	416,600	3,624,420
Sirona Dental Systems*	517,900	29,556,553
West Pharmaceutical Services	216,900	10,246,356

		98,089,696

INDUSTRIALS — 1.0%
Altra Holdings*	433,800	11,014,182
Astec Industries*	163,400	6,336,652

		17,350,834

INFORMATION TECHNOLOGY — 2.9%
CSG Systems International*	694,400	14,749,056
JDA Software Group*	467,000	15,303,590
NCI, Cl A*	406,900	10,013,809
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2011 (Unaudited)
COMMON STOCK — continued

	Shares	Value
INFORMATION TECHNOLOGY — continued
Spectrum Control*	367,700	$7,313,553

		47,380,008

MATERIALS & PROCESSING — 14.1%
ABM Industries	478,700	11,641,984
Aptargroup	535,100	28,065,995
Beacon Roofing Supply*	657,100	14,666,472
Belden CDT	368,000	13,995,040
Brady, Cl A	370,700	13,979,097
Carpenter Technology	369,000	18,914,940
Cytec Industries	182,700	10,720,836
Ferro*	1,131,900	16,978,500
Gibraltar Industries*	878,900	10,265,552
Interline Brands*	866,300	18,296,256
Koppers Holdings	309,000	14,130,570
OM Group*	445,100	16,130,424
Omnova Solutions*	88,300	750,550
Quanex Building Products	484,500	10,155,120
Rogers*	391,300	16,246,776
Sensient Technologies	453,200	17,171,748
Zep	60,800	1,155,200

		233,265,060

PRODUCER DURABLES — 20.9%
Actuant, Cl A	733,000	20,348,080
Albany International, Cl A	636,300	16,104,753
Allegiant Travel, Cl A	219,100	9,831,017
Ametek	264,075	12,158,013
Briggs & Stratton	662,100	15,618,939
CBIZ*	1,661,700	12,180,261
Celadon Group*	704,000	10,398,080
Compass Diversified Holdings	1,215,700	20,375,132
ESCO Technologies	286,800	10,519,824
Esterline Technologies*	202,400	14,532,320
Granite Construction	404,500	10,994,310
Heico, Cl A	428,906	15,251,906
Kaman	587,800	21,866,160
Littelfuse	375,700	23,372,297
Measurement Specialties*	816,100	28,383,958
Methode Electronics	1,138,500	14,071,860
Michael Baker*	352,200	8,678,208
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2011 (Unaudited)
COMMON STOCK — continued

	Shares	Value
PRODUCER DURABLES — continued
Navigant Consulting*	1,216,000	$14,166,400
Orbital Sciences*	760,800	14,325,864
Regal-Beloit	290,700	22,032,153
Saia*	253,600	4,209,760
Tennant	267,000	10,952,340
Triumph Group	198,400	17,086,208

		347,457,843

TECHNOLOGY — 9.4%
ATMI*	907,400	18,066,334
Aviat Networks*	1,130,900	5,790,208
Black Box	410,300	14,335,882
Coherent*	239,400	14,964,894
Cymer*	160,700	7,731,277
Diebold	384,000	12,979,200
Emulex*	761,000	7,374,090
Formfactor*	325,200	3,372,324
Harmonic*	1,578,100	13,066,668
Integrated Device Technology*	2,326,000	18,922,010
Jabil Circuit	492,900	9,779,136
ON Semiconductor*	1,524,920	16,026,909
Tekelec*	719,600	6,008,660
Xyratex*	673,700	6,878,477

		155,296,069

UTILITIES — 2.3%
CH Energy Group	92,100	4,938,402
Piedmont Natural Gas	524,200	16,643,350
Unisource Energy	450,000	16,708,500

		38,290,252

TOTAL COMMON STOCK (Cost $1,197,312,321)		1,605,829,448

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2011 (Unaudited)
REPURCHASE AGREEMENT — 3.5%

	Face
	Amount	Value
HSBC
0.030%, dated 04/29/11, to be repurchased on 05/02/11, repurchase amount $57,386,153 (collateralized by a U.S. Treasury Bond, par value $33,445,000, 2.625%, 11/15/20, International Bank for Reconstruction & Development Bond, par value $12,450,000, 3.125%, 11/15/11, International Bank for Reconstruction & Development Bond, par value $3,425,000, 5.000%, 04/01/16, and International Bank for Reconstruction & Development Bond, par value $7,210,000, 7.625%, 01/19/23; total market value $58,536,997) (Cost $57,386,009)	$57,386,009	$57,386,009

TOTAL INVESTMENTS — 100.3%
(Cost $1,254,698,330)		$1,663,215,457

Percentages are based on Net Assets of $1,659,000,430.

*	Non-income producing security.

†	Real Estate Investment Trust

Cl	Class
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO APRIL 30, 2011 (Unaudited)
STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Market Value (Cost $1,254,698,330)	$1,663,215,457
Receivable for Investment Securities Sold	2,152,133
Receivable for Capital Shares Sold	1,100,179
Dividend and Interest Receivable	403,331
Prepaid Expenses	19,435

Total Assets	1,666,890,535

Liabilities:
Payable for Investment Securities Purchased	5,212,740
Payable for Capital Shares Redeemed	1,314,316
Payable due to Investment Advisor	932,447
Payable due to Administration	79,995
Chief Compliance Officer Fees Payable	3,272
Payable due to Trustees	2,149
Other Accrued Expenses	345,186

Total Liabilities:	7,890,105

Net Assets	$1,659,000,430

Net Assets Consist of:
Paid-in-Capital	$1,203,154,341
Distributions in Excess of Net Investment Income	(1,734,701)
Accumulated Net Realized Gain on Investments	49,063,663
Net Unrealized Appreciation on Investments	408,517,127

Net Assets	$1,659,000,430

Institutional Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	50,607,194

Net Asset Value, Offering and Redemption Price Per Share	$32.78

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO FOR THE SIX MONTHS ENDED April 30, 2011 (Unaudited)
STATEMENT OF OPERATIONS

Investment Income
Dividends	$7,318,486
Interest	29,470

Total Income	7,347,956

Expenses
Investment Advisory Fees	5,330,223
Administration Fees	465,750
Chief Compliance Officer Fees	4,756
Trustees’ Fees	4,142
Shareholder Servicing Fees	776,105
Transfer Agent Fees	41,445
Printing Fees	29,754
Custodian Fees	27,517
Registration and Filing Fees	20,016
Legal Fees	19,765
Audit Fees	9,394
Other Expenses	15,974

Total Expenses	6,744,841
Less: Fees Paid Indirectly (See Note 4)	(73)

Net Expenses	6,744,768

Net Investment Income	603,188

Net Realized Gain on Investments	62,305,962
Net Change in Unrealized Appreciation on Investments	220,113,507

Total Net Realized and Unrealized Gain on Investments	282,419,469

Net Increase Net Assets Resulting from Operations	$283,022,657

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	April 30, 2011	October 31,
	(Unaudited)	2010
Operations:
Net Investment Income	$603,188	$3,592,202
Net Realized Gain on Investments	62,305,962	45,002,944
Net Change in Unrealized Appreciation on Investments	220,113,507	187,912,353

Net Increase in Net Assets Resulting from Operations	283,022,657	236,507,499

Dividends and Distributions:
Net Investment Income	(2,337,889)	(5,545,109)

Total Dividends and Distributions	(2,337,889)	(5,545,109)

Capital Share Transactions:
Issued	202,380,159	381,549,489
In Lieu of Cash Distributions	2,226,926	5,216,175
Redeemed	(135,365,273)	(509,073,801)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	69,241,812	(122,308,137)

Total Increase in Net Assets	349,926,580	108,654,253

Net Assets:
Beginning of Period	1,309,073,850	1,200,419,597

End of Period	$1,659,000,430	$1,309,073,850

Distributions in Excess of Net Investment Income	$(1,734,701)	$—

Share Transactions:
Issued	6,669,104	14,832,613
In Lieu of Cash Distributions	71,182	203,344
Redeemed	(4,438,622)	(20,358,171)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	2,301,664	(5,322,214)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period

	Six Months
	Ended
	April 30,
	2011		Years Ended October 31,
	(Unaudited)		2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$27.10		$22.38		$23.24		$41.21		$41.72	$37.19

Income from Operations:
Net Investment Income (Loss)*	0.01		0.07		0.06		0.14		0.17	(0.01)
Net Realized and Unrealized Gain (Loss)	5.72		4.76		1.93		(12.66)		5.33	6.95

Total from Operations	5.73		4.83		1.99		(12.52)		5.50	6.94

Dividends and Distributions:
Net Investment Income	(0.05)		(0.11)		(0.10)		(0.17)		(0.18)	—
Net Realized Gain	—		—		(2.75)		(5.28)		(5.83)	(2.41)

Total Dividends and Distributions	(0.05)		(0.11)		(2.85)		(5.45)		(6.01)	(2.41)

Net Asset Value, End of Period	$32.78		$27.10		$22.38		$23.24		$41.21	$41.72

Total Return†	21.14%		21.60%		11.92%		(34.34)%		14.65%	19.56%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$1,659,000		$1,309,074		$1,200,420		$1,084,555		$1,690,065	$1,517,032
Ratio of Expenses to Average Net Assets	0.89	%**(1)	0.92	%(1)	0.89	% (1)	0.87	%(1)	0.87%	0.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.08	%**	0.27%		0.31%		0.44%		0.42%	(0.03)%
Portfolio Turnover Rate	13%		24%		33%		29%		35%	21%

(1)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.89%, 0.92%, 0.89% and 0.87%, respectively.

*	Per share calculations were performed using average shares for the period.

**	Annualized.

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Unaudited)
1. Organization:
The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 39 portfolios. The financial statements herein are those of the ICM Small Company Portfolio (the “Portfolio”). The Portfolio, a diversified portfolio, seeks maximum, long-term total return consistent with reasonable risk to principal by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more importantly, in terms of market capitalization. The Portfolio normally seeks to achieve its objective by investing at least 80% of its net assets at the time of initial purchase in common stocks of companies that have market capitalizations that are under $2 billion. The Portfolio may invest in equity securities listed on the NewYork and American Stock Exchanges or traded on the over-the-counter markets operated by the NASD. The Portfolio invests mainly in common stocks, but it may also invest in other types of equity securities. The financial statements of the remaining portfolios of the Trust are presented separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held.
2. Significant Accounting Policies:
The following is a summary of the significant accounting policies followed by the Portfolio.
Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Portfolio are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Portfolio seeks to obtain a bid price from at least one independent broker.
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Portfolio’s Board of Trustees (the “Board”). The Portfolio’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2011, there were no fair valued securities.
In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Portfolio discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolio has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.
For details of the investment classifications, refer to the Schedule of Investments.

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,605,829,448	$—	$—	$1,605,829,448
Repurchase Agreement	—	57,386,009	—	57,386,009

Total Investments in Securities	$1,605,829,448	$57,386,009	$—	$1,663,215,457

For the six months ended April 30, 2011, there have been no significant transfers between Level 1 and Level 2 assets and liabilities. For the six months ended April 30, 2011, there were no Level 3 securities.
For the six months ended April 30, 2011, there have been no significant changes to the Portfolio’s fair value methodologies.
Federal Income Taxes — It is the Portfolio’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriated provisions of the Subchapter M of the Internal Revenue Code of

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.
The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolio did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
As of and during the six months ended April 30, 2011, the Portfolio did not have a liability for any unrecognized tax expenses. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year the Portfolio did not incur any significant interest or penalties.
Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis on the settlement date.
Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
Expenses — Most expenses of the Trust can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed to a particular portfolio are apportioned among the portfolios of the Trust based on the number of portfolios and/or relative net assets.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
Dividends and Distributions to Shareholders — The Portfolio distributes substantially all of its net investment income, if any, quarterly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date. The Portfolio’s distributions to shareholders may include a return of capital received from Real Estate Investment Trusts.
Investments in REITs — With respect to the Portfolio, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of any estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
3. Transactions with Affiliates:
Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust.
The services provided by the Chief Compliance Officer (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by the Board.
4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:
The Portfolio and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $125,000 for one portfolio, $245,000 for two portfolios, plus $75,000 per additional portfolio, plus $15,000 per additional class or 0.10% of the first $250 million, 0.08% of the next $250 million, 0.07% of the next $250 million and 0.04% of any amount above $750 million of the Portfolio’s average daily net assets.
The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.
Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Portfolio for providing a variety of services, including

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
record keeping and transaction processing. Such fees are based on the assets of the Portfolios that are serviced by the financial representative. Such fees are paid by the Portfolios to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolio’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Investment Counselors of Maryland, LLC (the “Adviser”). These fees are disclosed on the Statement of Operations as Shareholder Servicing Fees.
DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Portfolio under a transfer agency agreement with the Trust.
The Portfolio may earn cash management credits which can be used to offset transfer agent expenses. During the period ended April 30, 2011, the Portfolio earned credits of $73 which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.
Union Bank, N.A. acts as custodian (the “Custodian”) for the Portfolio. The Custodian plays no role in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.
5. Investment Advisory Agreement:
Under the terms of an investment advisory agreement, Investment Counselors of Maryland, LLC (the “Adviser”), owned in part by Investment Counselors of Maryland, Inc., a company wholly-owned by Old Mutual (US) Holdings Inc. and ICM Management LLC, a company wholly-owned by nine officers of the Adviser, provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.70% of the Portfolio’s average daily net assets.
6. Investment Transactions:
For the six months ended April 30, 2011, the Portfolio made purchases of $249,737,015 and had sales of $187,172,707 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.
7. Federal Tax Information:
The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, the net investment

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature.
To the extent these differences are permanent in nature they are charged or credited to paid in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the difference arise.
The tax character of dividends and distributions declared during the last two fiscal years was as follows:

	Ordinary	Long-Term
	Income	Capital Gains	Total
2010	$5,545,109	$—	$5,545,109
2009	4,651,824	126,433,413	131,085,237
As of October 31, 2010, the components of Distributable Earnings on a tax basis were as follows:

Capital Loss Carryforwards	$(15,094,747)
Net Unrealized Appreciation	190,256,056
Other Temporary Differences	12

Total Distributable Earnings	$175,161,321

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Portfolio that may be carried forward for a maximum period of eight years and applied against future gains. As of October 31, 2010, the Portfolio had the following capital loss carryforwards:

Year Expiring	Amount
2017	$15,094,747
During the year ended October 31, 2010, the Portfolio utilized capital loss carryforwards of $45,124,158 to offset capital gains.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Portfolio at April 30, 2011, were as follows:

	Aggregate	Aggregate
	Gross	Gross
Federal	Unrealized	Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$1,254,698,330	$475,586,853	$(67,069,726)	$408,517,127
8. Other:
At April 30, 2011, 36% of total shares outstanding were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.
In the normal course of business, the Portfolio enters into contracts that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.
9. Subsequent Events:
The Portfolio has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited)
We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table below illustrates your Portfolio’s costs in two ways.
•	Actual Portfolio return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Portfolio’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number given for your Portfolio under the heading “Expenses Paid During Period.”

•	Hypothetical 5% return. This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolio’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.
Note: Because the return is set at 5% for comparison purposes — NOT your Portfolio’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited) (Concluded)

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	11/1/10	4/30/11	Ratios	Period*

Actual Fund Return	$1,000.00	$1,211.40	0.89%	$4.88
Hypothetical 5% Return	1,000.00	1,020.38	0.89	4.46

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”) must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Fund may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.
Prior to this year’s meeting held on February 15-16, 2011, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.
At the meeting, representatives from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser’s fee and other aspects of the Advisory Agreement. Among other things, the representatives presented an overview of the Adviser, including its history, assets under management, ownership structure, investment personnel, business plan, execution quality and soft dollar policies, and risk management. In addition, the representatives reviewed the Fund’s portfolio composition with respect to sector weightings. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
Nature, Extent, and Quality of Services Provided by the Adviser
In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.
The Trustees also considered other services to be provided to the Fund by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.
Investment Performance of the Fund and the Adviser
The Board was provided with information regarding the Fund’s performance since the Advisory Agreement was last renewed, as well as information regarding the Fund’s performance since its inception. The Board also compared the Fund’s performance to its benchmark index and other similar mutual funds over various periods of time. The Adviser provided information regarding and led a discussion of factors impacting the performance of the Fund over the past year, outlining current market conditions and explaining the Adviser’s expectations and strategies for the future. The Board noted that the Fund’s recent performance was comparable to that of its benchmark index and, over the long-term, the Fund had outperformed its benchmark. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Fund.
Costs of Advisory Services, Profitability and Economies of Scale
In concluding that the advisory fee payable by the Fund was reasonable, the Trustees reviewed a report of the advisory fee paid by the Fund to the Adviser and the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and noted that the Fund’s total fees and expenses were lower than the average fees and expenses incurred by other peer funds. The Board concluded that the advisory fee was the result of arm’s length negotiations and appeared

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY PORTFOLIO
reasonable in light of the services rendered. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved with respect to the Fund and that breakpoints in the Adviser’s fee schedule were not warranted at this time.
Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Agreement for another year.

NOTES

NOTES

ICM Small Company Portfolio
P.O. Box 219009
Kansas City, MO 64121
866-234-5426
Adviser:
Investment Counselors of Maryland, LLC
803 Cathedral Street
Baltimore, MD 21201
Distributor:
SEI Investments Distribution Co.
Oaks, PA 19456
Administrator:
SEI Investments Global Funds Services
Oaks, PA 19456
Legal Counsel:
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave., N.W.
Washington, DC 20004
This information must be preceded or accompanied by a current prospectus for the Portfolio described.
ICM-SA-001-1000

Item 2. Code of Ethics.
Not applicable for semi-annual report.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual report.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual report.
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end management investment companies.
Item 6. Schedule of Investments
Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end management investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.
Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
Not applicable to open-end management investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Items 12. Exhibits.
(a)(1) Not applicable for semi-annual report.
(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/S/ Philip T. Masterson
Philip T. Masterson, President

Date: 07/08/11
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ Philip T. Masterson
Philip T. Masterson, President

Date: 07/08/11

By (Signature and Title)*	/s/ Michael Lawson
Michael Lawson, Treasurer, Controller & CFO

Date: 07/08/11

*	Print the name and title of each signing officer under his or her signature.